                                                           STRICTLY CONFIDENTIAL


                                 PROJECT CHEERS

                     Presentation to the Board of Directors

                                  May 5, 1997


                                Berenson Minella

                                 PROJECT CHEERS


Table of Contents


I.   Introduction


II.  Overview of BEAUTY


III. Valuation Analyses

     - Comparable Public Company Analysis

     - Comparable Merger and Acquisition Transaction Analysis

     - Discounted Cash Flow Analysis

     - Premiums Paid Analysis


IV.  Pro Forma Acquisition Analysis


                                                                Berenson Minella

                                I. INTRODUCTION

                                 PROJECT CHEERS

Introduction

o    For purpose of this presentation:

      BEAUTY = Target Company

      BEAST = Acquiring Company

o Berenson Minella & Company has been requested, in its capacity as financial advisor to BEAST, to provide a presentation to the Board of Directors of BEAST regarding BEAST's proposed acquisition of BEAUTY.

o    As part of our analysis, we will provide a valuation framework for BEAUTY.

o In addition, we will review the pro forma effects of the acquisition on BEAST.

                                                                Berenson Minella
                                        1

                                 PROJECT CHEERS

Overview of Transaction - Financial Terms

o BEAST will acquire BEAUTY via a tender offer for $18.90 per share in cash for all outstanding shares.

o Following the consummation of the tender offer, a wholly-owned subsidiary of BEAST will be merged with and into BEAUTY and all of the shares of BEAUTY not tendered in the tender offer will be converted into the right to receive $18.90 per share in cash.

o Upon consummation of the merger, each of BEAUTY's then outstanding options (approximately 575,000 at present) under employee stock option plans will be canceled and the holders of such options will receive an amount in cash equal to the difference between $18.90 and the exercise price of such options.

o Aggregate purchase price for the equity (including options) of BEAUTY is $91.1 million (1).

o All existing debt of both BEAUTY and BEAST will be refinanced, other than BEAST'S $7.5 million of Convertible Subordinated Notes.

------------
(1) In addition, BEAST will also assume $600,000 of debt that, by its terms, is convertible into 40,080 shares of BEAUTY. These shares have a value of $757,512 at the offer price.

                                                                Berenson Minella
                                       2

                                 PROJECT CHEERS

Overview of Transaction - Financing

o To effectuate the acquisition, BEAST will commence a cash tender offer for BEAUTY's shares within 5 business days of signing the acquisition/ merger agreement.

o Nationsbank and NBD Bank are expected to issue a commitment for a $100 million Bridge Loan and at least a $35 million secured revolving credit facility.

o It is expected that the tender offer will be funded through a 144A private placement offering of Senior Notes in the amount of $100 million.

o BEAST will issue $100 million of Senior Notes and, assuming a May 31, 1997 closing, draw down approximately $31.6 million (1)on the revolving credit facility to finance the acquisition, refinance existing debt and pay transaction expenses.

------------
(1)  Assuming fees and expenses associated with the draw down of the Bridge
     Loan.

                                                                Berenson Minella
                                        3

                                 PROJECT CHEERS

Overview of Transaction - Management Issues

o Certain members of BEAUTY's Management will use the after-tax proceeds from the sale of 325,000 BEAUTY shares to acquire BEAST common shares. Each purchaser will acquire their shares at the market price of BEAST common shares at closing, subject to a minimum purchase price of $2.80 and a maximum of $4.50. Assuming a BEAST stock price of $3.80, this would amount to approximately 1,168,000 shares.

o The BEAUTY CEO's new title will be Vice Chairman of BEAST, President and COO of Women's Athletic Products and Educational Services.

     -    Compensation of $375,000 per annum

     -    Member of Executive Committee

     - Seat on Board of Directors plus a right to one additional designee, subject to reasonable approval of current Board

o BEAST will issue to BEAUTY's management and employees 950,000 options with an exercise price equal to the market price of BEAST common shares. Of these options, 450,000 will be subject to a maximum exercise price of $3.80.

                                                                Berenson Minella
                                       4

                                 PROJECT CHEERS

Overview of Transaction - Sources and Uses (1)

o    Assumes transaction closes on May 31, 1997.

Purchase Price..............  $91.1      New BEAST Revolver............  $31.6
Refinance BEAUTY Debt.......    0.8      Bridge Notes..................  100.0
Transaction Expenses (2)....   13.3      Purchase of New Equity........    4.4
Refinance BEAST Debt (3)....   31.9      Excess Cash...................    0.9
                             ------                                     ------
Total Uses.................. $136.9      Total Sources................. $136.9
                             ======                                     ======

------------
(1)  Figures may not add due to rounding.
(2) Management estimate. Assumes draw down of Bridge Loan. $3.0 million of underwriting fees will be paid upon the refinancing of the Bridge Notes with Senior Notes.
(3)  Excludes $7.5 million of BEAST Convertible Subordinated Debentures.

                                                                Berenson Minella
                                       5

                                 PROJECT CHEERS

Pro Forma Ownership Schedule (Base Case Model) (1)
(shares in millions)

                                      Primary     %    Fully-Diluted    %
                                      -------  ------  ------------- ------

Existing BEAST Shareholders .......    8.068    87.4%        8.068    62.0%
Existing Options & Warrants .......    0.000     0.0%        1.438    11.0%
BEAUTY Management .................    1.168    12.6%        1.168     9.0%
BEAUTY Mgmt & Employee Options.....    0.000     0.0%        0.950     7.3%
Convertible Sub. Notes ............    0.000     0.0%        1.395    10.7%
Senior Note Warrants ..............    0.000     0.0%        0.000     0.0%
                                       -----   ------       ------   ------
Total .............................    9.236   100.0%       13.019   100.0%

------------
(1) See Section IV - Pro Forma Acquisition Analysis for Base Case Model Assumptions.

                                                                Berenson Minella
                                        6

                                 PROJECT CHEERS

Summary Pro Forma Projections (Base Case Model) (1)

                                               Projected Fiscal Year Ending December 31,
                       Pro Forma      ----------------------------------------------------------
                            1996        1997         1998         1999         2000         2001
                            ----        ----         ----         ----         ----         ----
Revenue .............     $160.8      $189.6       $222.3       $257.9       $294.2       $335.3
Growth ..............         --       17.9%        17.2%        16.0%        14.1%        14.0%
EBITDA ..............       18.4        23.4         30.0         37.1         44.2         52.5
Margin ..............      11.4%       12.3%        13.5%        14.4%        15.0%        15.6%
EPS (2) .............                     NM        $0.56        $0.94        $1.31        $1.75
Growth ..............                     --           NM        67.1%        39.1%        33.3%

------------
(1) Assumes transaction closes December 31, 1996. Based on combined projections, including synergies, for both BEAST and BEAUTY. BEAST projections were provided by BEAST management. As per BEAUTY's management, projections for 1997 and 1998 were based on a Morgan Keegan Equity Research Report dated 8/21/96. Projections for years 1999 - 2001 were developed by BEAUTY management based on the 1997 and 1998 projections.
(2) Assumes full taxes. Actual 1997 estimated EPS is expected to be $0.40/ share based on a May 31, 1997 closing.

                                                                Berenson Minella
                                       7

                             II. OVERVIEW OF BEAUTY

                                 PROJECT CHEERS

BEAUTY Summary Financial Review

($ in millions, except per share data)                 Fiscal Year Ended 12/31
--------------------------------------               ----------------------------
                                                     1994        1995        1996       CAGR
                                                     ----        ----        ----       ----
Revenues ...................................        $62.6       $75.5       $88.4      18.9%
Gross Profit ...............................         25.0        29.0        34.8      17.9%
Operating Income ...........................          6.1         6.3         8.4      17.5%
EBITDA .....................................          6.9         7.3         9.8      19.1%
Net Income .................................          3.8         4.2         5.2      16.7%
Earnings Per Share .........................        $0.83       $0.89       $1.10      15.1%
Depreciation and Amortization (1)...........          0.8         1.0         1.3      30.9%
Capital Expenditures .......................           NA         2.0         1.8         NM

Year to Year Sales Growth ..................           --       20.6%       17.2%
Gross Margin ...............................        40.0%       38.4%       39.4%
Operating Income Margin ....................         9.8%        8.4%        9.6%
EBITDA Margin ..............................        11.0%        9.7%       11.0%
Net Income Margin ..........................         6.1%        5.5%        5.9%

Capitalization:                                          as of 12/31/96
---------------                                     -------------------------
                                                      $                   %
                                                    -----              ------
Short-Term Debt (2).........................         $0.1
                                                    =====
Long-Term Debt (2)..........................         $0.5                1.6%
Preferred Stock.............................          0.0                0.0%
Common Equity...............................         29.9               98.4%
                                                    -----              ------
Total Capitalization........................        $30.4              100.0%
                                                    =====              ======

------------
(1) Depreciation and Amortization for 1994 assumes an annualized figure based on 9-months ended 12/31/94.
(2) It is expected that BEAUTY will have a similar amount of debt outstanding at closing of tender offer (estimated to be at the end of May).

                                                                Berenson Minella
                                       8

                                 PROJECT CHEERS

BEAUTY Summary Market Review

Business Description:
---------------------
Markets cheerleader and dance team uniforms and accessories to the youth, junior high, high school and college markets. Also offers cheerleader and dance team camps, conducts televised cheerleadering and dance team championships, organizes domestic and international travel tours and sponsors special events for school spirit groups.

Current Market Statistics:
--------------------------
Fiscal Year End......................................          12/31
Most Recent Quarter Ending...........................         12/31/96
Stock Price (as of 4/29/97)..........................          $14.75
52 Week High/ Low....................................      $16.75 - $14.00
Total Shares Outstanding (000's) (1).................          4,560
LTM EPS .............................................          $1.10
P/E Ratio............................................          13.4x

                                                             FYE 12/97    FYE 12/98
                                                             ---------    ---------
Mean I/B/E/S EPS estimate............................          $1.26        $1.32
P/E Ratio............................................          11.7x        11.2x

Enterprise Value:                                                          TEV as a Multiple of:
-----------------                                                          ---------------------
Market Value of Equity (as of 4/29/97)...............         $67.3        LTM Revenues................  66.1%
Plus: Total Debt/ Preferred Stock ...................           0.6        LTM Operating Income........   6.9x
Less: Cash & Marketable Securities...................          (9.4)       LTM EBITDA..................   6.0x
                                                            -------
Total Enterprise Value (TEV).........................         $58.5
                                                            =======
Book Value per Share.................................         $6.56        Debt/Equity (Book)..........  2.01%
Price/Book Value ....................................          2.2x        Debt/Equity(Market).........  0.89%

------------
(1) Excludes options outstanding under various stock option plans. At the current stock price, these options have approximately $2.5 million of value.

                                                                Berenson Minella
                                       9

                                 PROJECT CHEERS

BEAUTY Actual and Projected Financial Information

                                                            Fiscal Years Ending December 31,
                                    ----------------------------------------------------------------------------------
                                               Actual                                 Projected (1)
                                    ---------------------------     --------------------------------------------------
                                     1994       1995       1996       1997       1998       1999       2000       2001
                                     ----       ----       ----       ----       ----       ----       ----       ----
Total Sales ...................     $62.6      $75.5      $88.4     $101.2     $115.4     $131.5     $147.3     $165.0
 Growth Rate ..................        --      20.6%      17.2%      14.4%      14.0%      14.0%      12.0%      12.0%

Gross Profit ..................      25.0       29.0       34.8       38.8       44.2       50.4       56.5       63.3
 Gross Margin .................     40.0%      38.4%      39.4%      38.3%      38.3%      38.3%      38.3%      38.3%

EBITDA ........................                 $7.3       $9.8      $11.2      $12.7      $14.4      $16.1      $17.8
 As a % of Sales ..............                 9.7%      11.0%      11.1%      11.0%      10.9%      10.9%      10.8%
 Growth .......................        --         --      33.5%      14.7%      13.4%      13.4%      11.5%      10.9%

EBIT ..........................       6.1        6.3        8.4       10.0       11.4       13.0       14.6       16.3
 As a % of Sales ..............      9.8%       8.4%       9.6%       9.9%       9.9%       9.9%       9.9%       9.9%
 Growth .......................        --       3.4%      33.5%      18.4%      14.0%      14.0%      12.0%      12.0%

Net Income ....................      $3.8       $4.2       $5.2       $6.0       $6.9       $7.9       $8.8       $9.9
 As a % of Sales ..............      6.1%       5.5%       5.9%       6.0%       6.0%       6.0%       6.0%       6.0%

EPS ...........................     $0.83      $0.89      $1.10      $1.27      $1.45      $1.66      $1.85      $2.08

Capital Expenditures ..........                 $2.0       $1.8       $1.6       $1.4       $1.3       $1.2       $1.2

------------
(1) As per BEAUTY's management, the projections for 1997 and 1998 were based on a Morgan Keegan Equity Research Report dated 8/21/96. Projections for years 1999-2001 were developed by BEAUTY management based on the 1997 and 1998 projections.

                                                                Berenson Minella
                                       10

                                 PROJECT CHEERS

BEAUTY Stock Trading History

o BEAUTY went public on January 28, 1992 at $8.00 per share (split-adjusted).

o BEAUTY's all-time high stock price was $18.00 on September 29, 1995; all-time low was $7.83 on November 13, 1992.

     -    The offer of $18.90 is a 5.0% premium to the all-time high.

o The 52 week high was $16.75 on May 29, 1996; the 52 week low was $14.00 on April 17, 1997.

o Over the last six months, the average daily trading volume was 4,234 shares.

o As of March 10, 1997, approximately 2.7 million shares were held by non-affiliates. (1)

o BEAUTY pays an annual dividend of $0.22/share, providing a yield of 1.49% as of April 29, 1997.

------------
(1)  Source:  BEAUTY's 10-K dated December 31, 1996.

                                                                Berenson Minella
                                       11

                                 PROJECT CHEERS

BEAUTY Daily Price/Volume Graph from 4/30/96 - 4/29/97

                   [GRAPH]

     Date           Price           Volume
     ----           -----           ------
   4/30/96             15                0
    5/1/96             15                0
    5/2/96             16              100
    5/3/96             16            15100
    5/6/96             15            16600
    5/7/96          15.25           289800
    5/8/96          15.25                0
    5/9/96             16           943200
   5/10/96           15.5             1000
   5/13/96           15.5                0
   5/14/96             16             1500
   5/15/96          15.25              200
   5/16/96             15              800
   5/17/96             15              100
   5/20/96             15             1500
   5/21/96             15                0
   5/22/96          15.25              200
   5/23/96             16            16200
   5/24/96             16                0
   5/27/96             16                0
   5/28/96             16              400
   5/29/96          16.75            29800
   5/30/96          16.75                0
   5/31/96          16.75             1200
    6/3/96          15.75              300
    6/4/96          15.75             1800
    6/5/96          15.75                0
    6/6/96             16             2100
    6/7/96          15.88             2600
   6/10/96          15.75              100
   6/11/96          15.75              200
   6/12/96          15.75              900
   6/13/96             16             1000
   6/14/96          15.75              300
   6/17/96          15.75              200
   6/18/96          15.75              600
   6/19/96          15.75                0
   6/20/96          16.13              800
   6/21/96          16.13                0
   6/24/96          15.75              400
   6/25/96          16.25              300
   6/26/96             16             2300
   6/27/96             16                0
   6/28/96             16              200

    7/1/96             16              500
    7/2/96             16              400
    7/3/96             16             9500
    7/4/96             16                0
    7/5/96             16                0
    7/8/96          15.75             1100
    7/9/96          15.75                0
   7/10/96          16.25             2300
   7/11/96          15.75             1500
   7/12/96             16              500
   7/15/96             16             3800
   7/16/96             16              700
   7/17/96             16             1300
   7/18/96          15.75              300
   7/19/96          15.75              100
   7/22/96             16             9600
   7/23/96          15.75             9800
   7/24/96          15.88             2600
   7/25/96          15.75              300
   7/26/96          15.81            15800
   7/29/96           16.5             2100
   7/30/96             16            27500
   7/31/96          16.75             2500
    8/1/96          16.75                0
    8/2/96          15.75              300
    8/5/96          15.75                0
    8/6/96          15.75             4800
    8/7/96          15.75                0
    8/8/96          15.75                0
    8/9/96          15.75                0
   8/12/96             16              200
   8/13/96             16             8000
   8/14/96          16.75             2200
   8/15/96             16             1200
   8/16/96             16             2100
   8/19/96          15.75              100
   8/20/96             16             6600
   8/21/96          15.75             1300
   8/22/96             16              900
   8/23/96             16                0
   8/26/96             16              500
   8/27/96             16                0
   8/28/96          15.75             2000
   8/29/96          15.75              600
   8/30/96          15.75              300
    9/2/96          15.75                0
    9/3/96             16              600
    9/4/96          16.75            20600
    9/5/96           16.5             6700
    9/6/96           16.5                0
    9/9/96          15.75              300
   9/10/96          15.75             1300
   9/11/96          15.75             3900
   9/12/96          15.75                0

   9/13/96          16.06             6700
   9/16/96          16.06                0
   9/17/96          16.06                0
   9/18/96          16.06                0
   9/19/96          15.75              200
   9/20/96             16             2400
   9/23/96             16             2800
   9/24/96          15.75              400
   9/25/96             16              200
   9/26/96          15.75              300
   9/27/96             16             1100
   9/30/96          15.75             1200
   10/1/96          15.75                0
   10/2/96           15.5              900
   10/3/96           15.5             9900
   10/4/96          15.75             5900
   10/7/96          15.75                0
   10/8/96             15             2500
   10/9/96             15              200
  10/10/96             15              200
  10/11/96          15.38            57700
  10/14/96             15             2000
  10/15/96             15              800
  10/16/96             15                0
  10/17/96             16            11500
  10/18/96             16                0
  10/21/96             16                0
  10/22/96             16                0
  10/23/96          15.25             1600
  10/24/96             15              300
  10/25/96          15.75             1000
  10/28/96             15              200
  10/29/96             16              400
  10/30/96             15            91600
  10/31/96          15.75              200
   11/1/96          15.75                0
   11/4/96             15             1600
   11/5/96             15                0
   11/6/96             15             2200
   11/7/96          15.25             2400
   11/8/96             15              100
  11/11/96          15.13             7900
  11/12/96          15.25             2200
  11/13/96             15              200
  11/14/96             15              400
  11/15/96             15                0
  11/18/96          15.75              600
  11/19/96             15             6500
  11/20/96             15              100
  11/21/96             15                0
  11/22/96             15                0
  11/25/96             15              100
  11/26/96             15             4100
  11/27/96             15              300

  11/28/96             15                0
  11/29/96             15              400
   12/2/96             15              200
   12/3/96             15             4700
   12/4/96             15              800
   12/5/96             15             1300
   12/6/96             15             2900
   12/9/96             16            26200
  12/10/96           15.5              900
  12/11/96           15.5                0
  12/12/96           15.5                0
  12/13/96           15.5              300
  12/16/96           15.5             2100
  12/17/96             15              300
  12/18/96           15.5             8300
  12/19/96             15              800
  12/20/96             15             8600
  12/23/96             15              700
  12/24/96             15                0
  12/25/96             15                0
  12/26/96             15              300
  12/27/96             15             1100
  12/30/96             16             9000
  12/31/96             16             1400
    1/1/97             16                0
    1/2/97             15            15400
    1/3/97             15             1200
    1/6/97             15             3500
    1/7/97             15             1700
    1/8/97             16              300
    1/9/97             15              400
   1/10/97             15             1200
   1/13/97             15             7600
   1/14/97             15             7400
   1/15/97             15              300
   1/16/97           15.5             1800
   1/17/97             15              700
   1/20/97             15             1500
   1/21/97             15             2300
   1/22/97             15             2400
   1/23/97             15             3400
   1/24/97          14.88              700
   1/27/97           15.5             3200
   1/28/97          14.88             1000
   1/29/97          14.75              200
   1/30/97             15             2700
   1/31/97             15                0
    2/3/97             15            60200
    2/4/97          14.75              900
    2/5/97             15             3300
    2/6/97             15                0
    2/7/97          14.75             2400
   2/10/97          14.75                0
   2/11/97          14.75              300

   2/12/97          14.75                0
   2/13/97             15              100
   2/14/97          14.75             1800
   2/17/97          14.75                0
   2/18/97          14.75                0
   2/19/97             15             3800
   2/20/97          14.75             1100
   2/21/97          14.75             1400
   2/24/97          14.75              600
   2/25/97             15              800
   2/26/97          14.75             1500
   2/27/97          14.75             1400
   2/28/97           15.5             1300
    3/3/97          14.75             1400
    3/4/97          14.75             1600
    3/5/97          14.75             1300
    3/6/97          15.13              500
    3/7/97          15.13                0
   3/10/97          14.75             1300
   3/11/97          14.75                0
   3/12/97          14.75             1500
   3/13/97          14.75                0
   3/14/97           14.5             2100
   3/17/97           14.5             3000
   3/18/97          14.75             3700
   3/19/97           14.5             7100
   3/20/97          15.25             2400
   3/21/97             15             3500
   3/24/97          15.25             7300
   3/25/97           14.5             1400
   3/26/97           14.5             1800
   3/27/97          15.25              400
   3/28/97          15.25                0
   3/31/97          15.25            19200
    4/1/97          14.75            16500
    4/2/97          14.63             8000
    4/3/97          15.25             5800
    4/4/97          14.75              600
    4/7/97          14.75            10500
    4/8/97          15.25            20000
    4/9/97           15.5             2200
   4/10/97           15.5             1100
   4/11/97           15.5             2400
   4/14/97             15            10500
   4/15/97             15            24700
   4/16/97             14              600
   4/17/97             14             2200
   4/18/97             14             2200
   4/21/97          14.25             7300
   4/22/97          14.25             7900
   4/23/97          14.25             4200
   4/24/97          14.25              300
   4/25/97          14.25             3200
   4/28/97          14.75             9500

   4/29/97          14.75             1600
                                                                Berenson Minella
                                       12

                                 PROJECT CHEERS

BEAUTY Weekly Price/Volume Graph from 1/31/92 - 4/25/97

                   [GRAPH]

     Date           Price           Volume
     ----           -----           ------
   1/31/92          11.33          2500000
    2/7/92          11.33           326100
   2/14/92          11.17           271350
   2/21/92          12.17           257850
   2/28/92          12.33           174000
    3/6/92          12.17           123600
   3/13/92          11.67            80100
   3/20/92           11.5            36450
   3/27/92           11.5            80550
    4/3/92          11.33           177000
   4/10/92          10.67           289050
   4/17/92          10.67           135150
   4/24/92           10.5           158400
    5/1/92          10.67            76350
    5/8/92           10.5            96900
   5/15/92           10.5           115050
   5/22/92           10.5            38850
   5/29/92          10.17            33000
    6/5/92          10.17            29100
   6/12/96            9.5           213750
   6/19/92              9            96900
   6/26/92           9.17            31800
    7/3/92              9            23400
   7/10/92           8.83           118050
   7/17/92           8.83            10500
   7/24/92           9.17            24450
   7/31/92           8.83           127800
    8/7/92           8.83           147450
   8/14/92           8.83            55800
   8/21/92           9.33            42600
   8/28/92              9           115650
    9/4/92           8.67            73200
   9/11/92           8.67            16350
   9/18/92           8.83            27450
   9/25/92           9.17           120000
   10/2/92           8.83            33450
   10/9/92           8.67            10350
  10/16/92           8.67            19500
  10/23/92            8.5            50250
  10/30/92            8.5             6000
   11/6/92           8.33            91650
  11/13/92           7.83            85950
  11/20/92           8.67           183750
  11/27/92           9.67            47400

   12/4/92           9.58            84450
  12/11/92            9.5           249300
  12/18/92           9.33            18150
  12/25/92           9.83           179850
    1/1/93             10             9150
    1/8/93           9.67            23100
   1/15/93           9.17            11850
   1/22/93            8.5            52650
   1/29/93            8.5            66150
    2/5/93           8.33           102900
   2/12/93           8.83            24450
   2/19/93           8.33            36600
   2/26/93           8.33             7800
    3/5/93           8.33            31500
   3/12/93           8.83            16350
   3/19/93              9           137250
   3/26/93           8.67            77100
    4/2/93           8.83            77850
    4/9/93           9.17            63600
   4/16/93           9.17            17400
   4/23/93              9            42000
   4/30/93              9            62550
    5/7/93              9            12450
   5/14/93           9.17            40950
   5/21/93              9            14550
   5/28/93           8.67            18900
    6/4/93           8.83           154500
   6/11/93           8.67             9300
   6/18/93           8.83            25050
   6/25/93           8.67            73350
    7/2/93           9.33             8100
    7/9/93           8.83             1500
   7/16/93            9.5            57750
   7/23/93           9.17             3750
   7/30/93           9.33            86250
    8/6/93           9.33            18900
   8/13/93           9.33             7350
   8/20/93            9.5            20550
   8/27/93            9.5            17250
    9/3/93           9.33             8850
   9/10/93           9.33            16200
   9/17/93           9.42            28350
   9/24/93           9.17            19500
   10/1/93           9.17            52500
   10/8/93           9.17            20100
  10/15/93           9.17             1500
  10/22/93           9.67           281250
  10/29/93           9.67           132300
   11/5/93           9.83           108150
  11/12/93           9.67           205350
  11/19/93           9.83            80700
  11/26/93           9.67             4800
   12/3/93           9.67            64950
  12/10/93           9.83            63750

  12/17/93          10.08            49650
  12/24/93          10.33             7950
  12/31/93          10.83            83700
    1/7/94          11.08            35100
   1/14/94          10.67            15900
   1/21/94          10.67             7050
   1/28/94          11.08            20850
    2/4/94             11            29400
   2/11/94          11.83            63450
   2/18/94          11.83            42750
   2/25/94          11.17            17700
    3/4/94           10.5            50700
   3/11/94          10.33            70650
   3/18/94          10.33            13800
   3/25/94           10.5            12600
    4/1/94             11            33300
    4/8/94           10.5             2550
   4/15/94          11.17            42300
   4/22/94          10.33            75900
   4/29/94          10.17             4650
    5/6/94          10.08            17400
   5/13/94          10.33            25950
   5/20/94           10.5             7800
   5/27/94          10.67            21450
    6/3/94           10.5             7800
   6/10/94          10.83            24750
   6/17/94          11.17            13800
   6/24/94             11             3450
    7/1/94           11.5            39750
    7/8/94             11            31200
   7/15/94          10.67            44850
   7/22/94          10.67             3300
   7/29/94          10.33            52350
    8/5/94          10.33            77100
   8/12/94          10.33            20700
   8/19/94          10.33             1200
   8/26/94           10.5            64950
    9/2/94           10.5             3300
    9/9/94           10.5             4950
   9/16/94           10.5             5550
   9/23/94           10.5             8250
   9/30/94           10.5            12300
   10/7/94          10.67            43800
  10/14/94           10.5             6900
  10/21/94          10.67            66150
  10/28/94          11.17            13050
   11/4/94          10.83            19350
  11/11/94          11.33            23100
  11/18/94          11.08            62700
  11/25/94          10.67            10650
   12/2/94          10.83             3450
   12/9/94          10.83            14700
  12/16/94          11.17            26100
  12/23/94           11.5             5850

  12/30/94          12.17            51150
    1/6/95          12.17            39450
   1/13/95          11.83            18600
   1/20/95             12            12300
   1/27/95           12.5            29700
    2/3/95          13.17            53550
   2/10/95          13.83            49050
   2/17/95          13.33            22800
   2/24/95           13.5             9300
    3/3/95          13.25             8200
   3/10/95          13.75             5900
   3/17/95             13            17900
   3/24/95          13.25            10800
   3/31/95           13.5             7700
    4/7/95           13.5            22500
   4/14/95          13.25            10000
   4/21/95             14            36100
   4/28/95          14.25            12200
    5/5/95          14.25             8300
   5/12/95          14.25            21100
   5/19/95             14            59400
   5/26/95           13.5            68300
    6/2/95           13.5             4200
    6/9/95           13.5             7600
   6/16/95          14.25            65300
   6/23/95          14.13             4800
   6/30/95          14.25             6000
    7/7/95           14.5            19000
   7/14/95          15.75            58500
   7/21/95          15.38            24900
   7/28/95             15            29600
    8/4/95             16            22000
   8/11/95          16.75            24600
   8/18/95          16.25            17300
   8/25/95             17            18100
    9/1/95             18            21300
    9/8/95             18            17900
   9/15/95             17            11200
   9/22/95          16.75            12200
   9/29/95             18            87800
   10/6/95          16.75             3200
  10/13/95           16.5            30700
  10/20/95           13.5            39300
  10/27/95           13.5           174100
   11/3/95           13.5            12900
  11/10/95          14.75             6100
  11/17/95           13.5             4000
  11/24/95           13.5           102800
   12/1/95          13.75             2300
   12/8/95             14             8400
  12/15/95          13.75            29700
  12/22/95          13.75            12800
  12/29/95             14             2800
    1/5/96           14.5             5800

   1/12/96          15.75             4200
   1/19/96             15            16000
   1/26/96           14.5             6600
    2/2/96          15.75             4400
    2/9/96           14.5             5100
   2/16/95           14.5             5800
   2/23/96           14.5            12500
    3/1/96          14.75            15600
    3/8/96           15.5            12300
   3/15/96          15.75             5300
   3/22/96           14.5             2100
   3/29/96          15.75            38600
    4/5/96             15            15000
   4/12/96          15.75            31000
   4/19/96          15.75            12400
   4/26/96             15             2500
    5/3/96             16            16100
   5/10/96           15.5          1250000
   5/17/96             15             2600
   5/24/96             16            17900
   5/31/96          16.75            31400
    6/7/96          15.88             6800
   6/14/96          15.75             2500
   6/21/96          16.13             1600
   6/28/96             16             3200
    7/5/96             16            10400
   7/12/96             16             9900
   7/19/96          15.75             6200
   7/26/96          15.81            38100
    8/2/96          15.75            32400
    8/9/96          15.75             5200
   8/16/96             16            13700
   8/23/96             16             8900
   8/30/96          15.75             3400
    9/6/96           16.5            27900
   9/13/96          16.06            12200
   9/20/96             16             2600
   9/27/96             16             4800
   10/4/96          15.75            17900
  10/11/96          15.38            60600
  10/18/96             16            14300
  10/25/96          15.75             2900
   11/1/96          15.75            92400
   11/8/96             15             6300
  11/15/96             15            10700
  11/22/96             15             7200
  11/29/96             15             4900
   12/6/96             15             9900
  12/13/96           15.5            27400
  12/20/96             15            20100
  12/27/96             15             2100
    1/3/97             15            27000
   1/10/97             15             7100
   1/17/97             15            17800

   1/24/97          14.88            10300
   1/31/97             15             7100
    2/7/97          14.75            66800
   2/14/97          14.75             2200
   2/21/97          14.75             6300
   2/28/97           15.5             5600
    3/7/97          15.13             4800
   3/14/97           14.5             4900
   3/21/97             15            19700
   3/28/97          15.25            10900
    4/4/97          14.75            50100
   4/11/97           15.5            36200
   4/18/97             14            38000
   4/25/97          14.25            22900

                                                                Berenson Minella
                                       13

                            III. VALUATION ANALYSES

                                 PROJECT CHEERS

Comparable Public Company Analysis (1)

                                                               P/E Multiples       Enterprise Value/LTM
                                   Equity  Enterprise      ---------------------  -----------------------
                                    Value       Value        LTM   1997E   1998E  Revenue  EBITDA    EBIT
                                    -----       -----        ---   -----   -----  -------  ------    ----
Bell Sports ..................      $69.5      $175.8         NM   21.1x   12.7x     0.7x   11.9x   30.0x

Danskin ......................      $12.2       $57.6         NM      NM   40.0x     0.4x   11.2x   23.0x

Jostens ......................     $924.6    $1,026.2      26.2x   15.8x   13.6x     1.4x   11.5x   14.3x

Riddell Sports ...............      $29.2       $60.0      10.7x      NA      NA     0.8x    7.6x   10.5x

Russell ......................   $1,037.5    $1,381.3      13.0x   11.8x   10.4x     1.1x    6.1x    9.0x

Sports Supply Group ..........      $49.1       $67.5         NM   11.8x    7.8x     0.8x   24.0x      NM

Starter ......................     $128.8      $168.2      53.4x   30.8x   16.5x     0.4x   13.4x   18.5x
                                 --------    --------     ------  ------  ------    -----   -----   -----
BEAUTY .......................      $67.3       $58.5      13.4x   11.7x   11.2x     0.7x    6.0x    6.9x
                                 ========    ========     ======  ======  ======    =====   =====   =====

Statistics, excluding BEAUTY:

Maximum ......................                             53.4x   30.8x   40.0x     1.4x   24.0x   30.0x

Mean .........................                             25.8x   18.3x   16.8x     0.8x   12.2x   17.5x

Median .......................                             19.6x   15.8x   13.1x     0.8x   11.5x   16.4x

Minimum ......................                             10.7x   11.8x    7.8x     0.4x    6.1x    9.0x

------------
(1) Based on financial information publicly available and stock prices as of April 29, 1997. Other than Bell Sports, comparable public companies were selected from BEAUTY's proxy statement dated 3/26/96. Figures may not add due to rounding.

                                                                Berenson Minella
                                       14

                                 PROJECT CHEERS

                                        BEAUTY IMPLIED VALUATION
                                         PER FULLY-DILUTED SHARE
         BEAUTY                 ----------------------------------------
  Operating Statistics:         Maximum       Mean     Median    Minimum
  ---------------------         -------       ----     ------    -------
LTM Revenues .....  $88.4        $27.81     $16.97     $17.07      $9.95
LTM EBITDA .......   $9.8        $48.58     $26.16     $24.65     $14.47
LTM EBIT .........   $8.4        $52.22     $31.72     $29.86     $17.60
LTM E.P.S. .......  $1.10        $58.78     $28.42     $28.42     $11.73
1997 E.P.S. ......  $1.26        $38.85     $23.01     $19.92     $14.81
1998 E.P.S. ......  $1.32        $52.80     $22.23     $17.36     $10.34
                                 ------     ------     ------     ------
Average Valuation .......        $46.51     $24.75     $22.88     $13.15
                                 ======     ======     ======     ======


                                                                Berenson Minella
                                       15

                                 PROJECT CHEERS

Comparable Merger and Acquisition Transaction Analysis

                                                               TEV as a Multiple of:
                                               TEV        --------------------------------
Acquiror/Target           Date Announced     (000s)       Revenue        EBIT       EBITDA   P/E Ratio
------------------------------------------------------------------------------------------------------
Emerson Radio/                11/27/96       $75,133        0.9x           NM        30.5x          NM
Sports Supply Group

KKR/                           8/15/96      $930,000        1.3x        12.2x         9.7x          NM
Spalding & Evenflo Cos

Sun America Inc./              6/17/96       $62,149        0.5x           NM        16.7x          NM
Danskin Inc.

Scholastic Brands Inc./        5/23/96      $170,300        1.2x         9.9x         7.5x       30.4x
CJC Holdings - Artcarved &
LF Balfour Co.

American Brands/              12/18/95      $643,290        3.6x        11.7x        11.5x       20.2x
Cobra Golf Inc. II

Nike Inc./                      2/9/95     C$646,368        3.0x        20.4x        17.0x       35.3x
Canstar Sports, Inc.

VF Corp./                     12/13/93      $363,500        2.0x        15.6x        13.0x       22.7x
Nutmeg Industries Inc.

Fruit of the Loom, Inc./      10/11/93      $151,800        1.1x         9.7x         9.0x       13.6x
Salem Sportswear Corp.

Usaha Tegas Sdn Bhd/           7/12/93       $18,254        0.9x           NM           NM          NM
Voit Corp.

                                                                Berenson Minella
                                       16

                                 PROJECT CHEERS

Statistics, excluding BEAUTY:

                              TEV as a Multiple of:
                         ------------------------------
                         Revenue       EBIT      EBITDA   P/E Ratio
                         -------       ----      ------   ---------

Maximum ............        3.6x      20.4x       30.5x       35.3x
Mean ...............        1.6x      13.3x       14.4x       24.4x
Median .............        1.2x      12.0x       12.2x       22.7x
Minimum ............        0.5x       9.7x        7.5x       13.6x
BEAUTY (1)..........        0.9x       9.8x        8.4x       17.2x

                                   BEAUTY IMPLIED VALUATION
                                BEAUTY PER FULLY-DILUTED SHARE
         BEAUTY              -------------------------------------
 Operating Statistics:       Maximum      Mean    Median   Minimum
 ---------------------       -------      ----    ------   -------

LTM Revenues....  $88.4       $64.00    $30.52    $23.52    $11.42
LTM EBITDA......   $9.8       $60.88    $30.19    $26.13    $17.06
LTM EBIT........   $8.4       $36.43    $24.68    $22.58    $18.78
LTM E.P.S.......  $1.10       $38.79    $26.87    $25.00    $14.92
Average Valuation......       $50.02    $28.07    $24.31    $15.54

------------
(1) Based on publicly available data as of December 31, 1996, assuming a purchase price of $18.90/ share.

                                                                Berenson Minella
                                       17

                                 PROJECT CHEERS

Discounted Cash Flow Analysis

Key Assumptions:
----------------

o    Base case figures are BEAUTY's management case.

o    Conservative case assumes 5% revenue growth.

o Terminal value (in year 5) is based on a range of LTM EBITDA multiples from 7.0x to 10.0x.

o Valuation is as of date of most recently available public data (December 31, 1996).


                                                                Berenson Minella
                                       18

                                 PROJECT CHEERS

Discounted Cash Flow Analysis - Calculation of Free Cash Flow

BEAUTY Base Case Assumptions
                                                            Fiscal Year Ending December 31,
                                                                      Projected (1)
                                                  ------------------------------------------------------
                                        1996A       1997        1998        1999        2000        2001
                                        -----       ----        ----        ----        ----        ----
Net Sales .........................     $88.4     $101.2      $115.4      $131.5      $147.3      $165.0
 Growth Rate ......................                14.4%       14.0%       14.0%       12.0%       12.0%

Cost of Sales (Excl. D&A) .........     $52.3      $61.2       $69.8       $79.7       $89.3      $100.2

Gross Profit ......................     $36.2      $40.0       $45.5       $51.8       $58.0       $64.8
 as a % of Sales ..................     40.9%      39.5%       39.5%       39.4%       39.4%       39.2%

S, G & A ..........................     $26.4      $28.8       $32.8       $37.4       $41.9       $47.0
 as a % of Sales ..................                28.5%       28.5%       28.5%       28.5%       28.5%

EBITDA ............................      $9.8      $11.2       $12.7       $14.4       $16.1       $17.8

Depreciation & Amortization .......      $1.3       $1.2        $1.3        $1.4        $1.5        $1.5

EBIT ..............................      $8.4      $10.0       $11.4       $13.0       $14.6       $16.3
 Cash Taxes @ 40% .................      $3.4       $4.0        $4.6        $5.2        $5.8        $6.5

Calculation of Free Cash Flow:
------------------------------
EBITDA ............................      $9.8      $11.2       $12.7       $14.4       $16.1       $17.8
Capital Expenditures ..............     ($1.8)     ($1.6)      ($1.4)      ($1.3)      ($1.2)      ($1.2)
Cash Taxes ........................     ($3.4)     ($4.0)      ($4.6)      ($5.2)      ($5.8)      ($6.5)
Change in Working Capital .........      $1.7      ($1.5)      ($1.5)      ($1.7)      ($1.9)      ($2.1)
                                        -----      -----       -----       -----       -----       -----
Free Cash Flow ....................      $6.2       $4.2        $5.3        $6.2        $7.2        $8.0
                                        =====      =====       =====       =====       =====       =====

-------------
(1) As per BEAUTY's management, the projections for 1997 and 1998 were based on a Morgan Keegan Equity Research Report dated 8/21/96. Projections for years 1999-2001 were developed by BEAUTY management based on the 1997 and 1998 projections. Figures may not add due to rounding.

                                                                Berenson Minella
                                       19

                                 PROJECT CHEERS

Discounted Cash Flow Analysis ($ in millions) (1)

BEAUTY Base Case Assumptions
Assumed Discount Rate:                10.0%            Terminal Value EBITDA Multiple

                                                    7.0x       8.0x       9.0x      10.0x
                                                    ----       ----       ----      -----
Present Value of Unlevered Cash Flows .....        $22.7      $22.7      $22.7      $22.7
Present Value of Terminal Value ...........        $77.4      $88.4      $99.5     $110.5
                                                 -------    -------    -------    -------
Total Enterprise Value ....................       $100.1     $111.1     $122.2     $133.2
  Less: Net Debt ..........................         $8.8       $8.8       $8.8       $8.8
  Plus: Options Proceeds ..................         $6.0       $6.0       $6.0       $6.0
                                                 -------    -------    -------    -------
Total Equity Value ........................       $114.8     $125.8     $136.9     $147.9
  Fully-Diluted Shares Outstanding ........          5.1        5.1        5.1        5.1
                                                 -------    -------    -------    -------
Value per Share ...........................       $22.36     $24.51     $26.66     $28.82
                                                 =======    =======    =======    =======

Assumed Discount Rate:                12.0%            Terminal Value EBITDA Multiple

                                                    7.0x       8.0x       9.0x      10.0x
                                                    ----       ----       ----      -----
Present Value of Unlevered Cash Flows .....        $21.4      $21.4      $21.4      $21.4
Present Value of Terminal Value ...........         70.7       80.8       90.9      101.0
                                                 -------    -------    -------    -------
Total Enterprise Value ....................        $92.1     $102.3     $112.4     $122.5
  Less: Net Debt ..........................         $8.8       $8.8       $8.8       $8.8
  Plus: Options Proceeds ..................         $6.0       $6.0       $6.0       $6.0
                                                 -------    -------    -------    -------
Total Equity Value ........................       $106.9     $117.0     $127.1     $137.2
  Fully-Diluted Shares Outstanding ........          5.1        5.1        5.1        5.1
                                                 -------    -------    -------    -------
Value per Share ...........................       $20.82     $22.79     $24.75     $26.72
                                                 =======    =======    =======    =======

------------
(1)  As of December 31, 1996. Figures may not add due to rounding.

                                                                Berenson Minella
                                       20

                                 PROJECT CHEERS

Discounted Cash Flow Analysis - Calculation of Free Cash Flow

BEAUTY Conservative Case Assumptions
                                                               Fiscal Year Ending December 31,
                                                                       Projected (1)
                                                    ----------------------------------------------------
                                         1996A       1997       1998        1999        2000        2001
                                         -----       ----       ----        ----        ----        ----
Net Sales .........................      $88.4      $92.9      $97.5      $102.4      $107.5      $112.9
 Growth Rate ......................                  5.0%       5.0%        5.0%        5.0%        5.0%

Cost of Sales (Excl. D&A) .........      $52.3      $56.2      $59.0       $62.0       $65.2       $68.6
Gross Profit ......................      $36.2      $36.7      $38.5       $40.3       $42.3       $44.3
 as a % of Sales ..................      40.9%      39.5%      39.5%       39.4%       39.4%       39.2%

S,G & A ...........................     $26.4      $26.4      $27.8       $29.1       $30.6       $32.1
 as a % of Sales ..................                 28.5%      28.5%       28.5%       28.5%       28.5%

EBITDA ............................       $9.8      $10.3      $10.7       $11.2       $11.7       $12.2

Depreciation & Amortization .......       $1.3       $1.2       $1.3        $1.4        $1.5        $1.5

EBIT ..............................       $8.4       $9.1       $9.4        $9.8       $10.2       $10.7

Cash Taxes @ 40% ..................       $3.4       $3.6       $3.8        $3.9        $4.1        $4.3

Calculation of Free Cash Flow:
------------------------------
EBITDA ............................       $9.8      $10.3      $10.7       $11.2       $11.7       $12.2
Capital Expenditures ..............      ($1.8)     ($1.6)     ($1.4)      ($1.3)      ($1.2)      ($1.2)
Cash Taxes ........................      ($3.4)     ($3.6)     ($3.8)      ($3.9)      ($4.1)      ($4.3)
Change in Working Capital .........       $1.7      ($1.3)     ($1.2)      ($1.3)      ($1.4)      ($1.4)
                                         -----      -----      -----      ------      ------      ------
Free Cash Flow ....................       $6.2       $3.7       $4.3        $4.7        $5.1        $5.3
                                         =====      =====      =====      ======      ======      ======

------------
(1) Projections assume 5.0% sales growth and the same margins as the Base Case. Figures may not add due to rounding.

                                                                Berenson Minella
                                       21

                                 PROJECT CHEERS

Discounted Cash Flow Analysis ($ in millions) (1)

BEAUTY Conservative Case Assumptions

Assumed Discount Rate:                10.0%              Terminal Value EBITDA Multiple

                                                    7.0x       8.0x        9.0x       10.0x
                                                    ----       ----        ----       -----
Present Value of Unlevered Cash Flows .....        $17.2      $17.2       $17.2       $17.2
Present Value of Terminal Value ...........        $52.9      $60.5       $68.1       $75.6
                                                  ------     ------     -------     -------
Total Enterprise Value ....................        $70.2      $77.7       $85.3       $92.9
  Less: Net Debt ..........................         $8.8       $8.8        $8.8        $8.8
  Plus: Options Proceeds ..................         $6.0       $6.0        $6.0        $6.0
                                                  ------     ------     -------     -------
Total Equity Value ........................        $84.9      $92.5      $100.0      $107.6
  Fully-Diluted Shares Outs tanding .......          5.1        5.1         5.1         5.1
                                                  ------     ------     -------     -------
Value per Share ...........................       $16.54     $18.01      $19.48      $20.96
                                                  ======     ======     =======     =======

Assumed Discount Rate:                12.0%              Terminal Value EBITDA Multiple

                                                    7.0x       8.0x        9.0x       10.0x
                                                    ----       ----        ----       -----
Present Value of Unlevered Cash Flows .....        $16.3      $16.3       $16.3       $16.3
Present Value of Terminal Value ...........         48.4       55.3        62.2        69.1
                                                  ------     ------     -------     -------
Total Enterpris e Value ...................        $64.7      $71.6       $78.5       $85.4
  Less: Net Debt ..........................         $8.8       $8.8        $8.8        $8.8
  Plus: Options Proceeds ..................         $6.0       $6.0        $6.0        $6.0
                                                  ------     ------     -------     -------
Total Equity Value ........................        $79.4      $86.4       $93.3      $100.2
  Fully-Diluted Shares Outs tanding .......          5.1        5.1         5.1         5.1
                                                  ------     ------     -------     -------
Value per Share ...........................       $15.47     $16.82      $18.17      $19.51
                                                  ======     ======     =======     =======

------------
(1)  As of December 31, 1996. Figures may not add due to rounding.

                                                                Berenson Minella
                                       22

                                 PROJECT CHEERS

Premiums Paid Analysis (1)

o    Screening criteria include:

     - Latest six months (10/18/96 to 4/18/97)
     - U. S. public targets
     - Industrial companies (excludes financial companies)
     - Only completed or unconditional transactions
     - $50 million to $300 million transaction value

                                    1 Day    1 Week    4 Weeks
                                    -----    ------    -------
     Data Points                       37        36         37
     Maximum                        90.5%    110.5%     166.7%
     Mean                           24.6%     31.0%      37.7%
     Median                         15.5%     27.3%      26.7%
     Minimum                       -19.7%    -18.6%     -12.2%
     Project Cheers (2)             28.1%     32.6%      28.1%

------------
(1)  Source: Securities Data Corporation.

(2) For purposes of comparison, assumes BEAUTY's closing price on April 29, 1997.

                                                                Berenson Minella
                                       23

                       IV. PRO FORMA ACQUISITION ANALYSIS

                                 PROJECT CHEERS

Key Assumptions to the 5 Year Acquisition Model

o Transaction closes December 31, 1996. Hence, 1997 Pro Forma EPS figures include BEAUTY's First Quarter operating losses. BEAST actual 1997 estimated EPS will be significantly greater.

o    All synergies and cost savings are assumed to commence on June 30, 1997.

o Bridge Loan is drawn down and repaid after one month. (Note: it is not currently expected that the Bridge Loan will be drawn down.)

o All Accretion/(Dilution) analyses assume payment of full taxes and no benefit for BEAST's N.O.L.'s.

                                                                Berenson Minella
                                       24

                                 PROJECT CHEERS

o The interest rates on the Revolving Credit Facility and Senior Notes are 7.75% and 11.00%, respectively. (Nationsbank is proposing 10.50% for the Senior Notes in the pro forma analysis contained in the most recent draft of the private placement memorandum.)

o    BEAUTY management purchases 1,168,000 new BEAST shares.

o    BEAST issues 950,000 additional new options at a $3.80 strike price.

o Convertible Subordinated Notes conversion price reduced to $5.38 per share from $6.00 per share.

                                                                Berenson Minella
                                       25

                                 PROJECT CHEERS

Base Case Model

                                                                  Projected Fiscal Year Ending December 31, (1)
                                          Pro Forma       ------------------------------------------------------------
Operating Data:                                1996         1997         1998         1999         2000           2001
---------------                                ----         ----         ----         ----         ----           -----
Revenues ............................        $160.8       $189.6       $222.3       $257.9        $294.2        $335.3
 Growth .............................          --          17.9%        17.2%        16.0%         14.1%         14.0%

EBITDA ..............................          18.4         23.4         30.0         37.1          44.2          52.5
 Margin .............................         11.4%        12.3%        13.5%        14.4%         15.0%         15.6%
 Growth .............................          --          27.2%        28.3%        23.4%         19.3%         18.6%

Int. Expense ........................          12.9         12.9         12.2         11.7          11.7          11.7
CAPEX ...............................           2.8          2.7          2.9          2.8           2.7           2.7

Coverage Ratios:
----------------
EBITDA / Interest Expense ...........          1.4x         1.8x         2.5x         3.2x         3.8x          4.5x
EBITDA - CAPEX / Int. Exp ...........          1.2x         1.6x         2.2x         2.9x         3.6x          4.3x
Net Debt / EBITDA ...................          6.7x         4.9x         3.3x         2.2x         1.4x          0.7x

Accretion/(Dilution):
---------------------
Pro Forma BEAST F.D. EPS (2) ........                         NM        $0.56        $0.94        $1.31         $1.76
 Growth .............................                         --           NM        67.1%        39.1%         33.3%

Stand-Alone BEAST F.D. EPS (2) ......                      $0.38        $0.53        $0.75        $1.00         $1.28
Accretion/(Dilution) ................                         NM        $0.04        $0.19        $0.32         $0.47
 % Stand-Alone F.D. EPS .............                         NM         6.6%        25.1%        31.6%         36.2%

------------
(1) Based on combined projections, including synergies, for both BEAST and BEAUTY. BEAST projections were provided by BEAST management. As per BEAUTY's management, projections for 1997 and 1998 were based on a Morgan Keegan Equity Research Report dated 8/21/96. Projections for years 1999 - 2001 were developed by BEAUTY management based on the 1997 and 1998 projections.
(2) Assumes full taxes. Figures may not add exactly due to rounding. Actual 1997 estimated EPS is expected to be $0.40, 5.8% accretion over the stand-alone EPS.

                                                                Berenson Minella
                                       26

                                 PROJECT CHEERS

BEAST Base Case/ BEAUTY Conservative Case Model

                                                                  Projected Fiscal Year Ending December 31, (1)
                                          Pro Forma       ------------------------------------------------------------
Operating Data:                                1996         1997          1998          1999         2000         2001
---------------                                ----         ----          ----          ----         ----         ----
Revenues ............................        $160.8       $189.6        $213.7        $239.0       $265.7       $295.7
 Growth .............................          --          17.9%         12.7%         11.9%        11.2%        11.3%

EBITDA ..............................          18.4         23.4          29.2          35.2         41.4         48.5
 Margin .............................         11.4%        12.3%         13.7%         14.7%        15.6%        16.4%
 Growth .............................          --          27.2%         24.7%         20.6%        17.6%        17.2%

Int. Expense ........................          12.9         12.9          12.2          11.7         11.7         11.7
CAPEX ...............................           2.8          2.7           2.9           2.8          2.7          2.7

Coverage Ratios:
----------------
EBITDA / Interest Expense ...........          1.4x         1.8x          2.4x          3.0x         3.6x         4.2x
EBITDA - CAPEX / Int. Exp ...........          1.2x         1.6x          2.2x          2.8x         3.3x         3.9x
Net Debt / EBITDA ...................          6.7x         4.9x          3.3x          2.3x         1.5x         0.8x

Accretion/(Dilution):
---------------------
Pro Forma BEAST F.D. EPS (2) ........                         NM         $0.53         $0.86        $1.18        $1.56
 Growth .............................                         --            NM         63.0%        37.9%        32.4%

Stand-Alone BEAST F.D. EPS (2) ......                      $0.38         $0.53         $0.75        $1.00        $1.28
Accretion/(Dilution) ................                         NM         $0.00         $0.10        $0.18        $0.27
 % Stand-Alone F.D. EPS .............                         NM        (0.8%)         13.6%        18.4%        21.7%

------------
(1) Based on combined projections, including synergies, for both BEAST and BEAUTY. Projections for BEAST were provided by management. Projections for BEAUTY assume a 5.5% total sales growth and Base Case margins.
(2) Assumes full taxes. Figures may not add exactly due to rounding. Actual 1997 estimated EPS is expected to be $0. 40, 5.8% accretion over the stand-alone EPS.

                                                                Berenson Minella
                                       27

                                 PROJECT CHEERS

Conservative Case Model

                                                                Projected Fiscal Year Ending December 31, (1)
                                         Pro Forma       ----------------------------------------------------------
Operating Data:                               1996         1997         1998         1999         2000         2001
---------------                               ----         ----         ----         ----         ----         ----
Revenues ...........................        $160.8       $189.6       $205.3       $220.9       $235.2       $250.7
 Growth ............................          --          17.9%         8.3%         7.6%         6.5%         6.6%

EBITDA .............................          18.4         23.4         27.9         31.5         34.3         37.5
 Margin ............................         11.4%        12.3%        13.6%        14.3%        14.6%        15.0%
 Growth ............................          --          27.2%        19.0%        12.9%         9.1%         9.1%

Int. Expense .......................          12.9         12.9         12.2         11.7         11.7         11.7
CAPEX ..............................           2.8          2.7          2.9          2.8          2.7          2.7

Coverage Ratios:
----------------
EBITDA / Interest Expense ..........          1.4x         1.8x         2.3x         2.7x         2.9x         3.2x
EBITDA - CAPEX / Int. Exp ..........          1.2x         1.6x         2.1x         2.5x         2.7x         3.0x
Net Debt / EBITDA ..................          6.7x         4.9x         3.5x         2.6x         1.9x         1.3x

Accretion/(Dilution):
----------------------
Pro Forma BEAST F.D. EPS (2) .......                         NM        $0.47        $0.68        $0.85        $1.03
 Growth ............................                         --           NM        46.4%        23.8%        21.6%

Stand-Alone BEAST F.D. EPS (2) .....                      $0.38        $0.45        $0.53        $0.58        $0.63
Accretion/(Dilution) ...............                         NM        $0.02        $0.15        $0.27        $0.40
 % Stand-Alone F.D. EPS ............                         NM         3.7%        28.8%        47.0%        64.5%

------------
(1) Based on combined projections, including synergies, for both BEAST and BEAUTY. Projections assume a 5.2% total sales CAGR for BEAST and 5.5% total sales growth for BEAUTY and Base Case margins.

(2) Assumes full taxes. Figures may not add exactly due to rounding. Actual 1997 estimated EPS is expected to be $0.40, 5.8% accretion over the stand-alone EPS.

                                                                Berenson Minella
                                       28